SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 13, 2002

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

160 BEN BURTON ROAD, BOGART, GEORGIA 30622
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(706) 369-7170
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER ADDRESS)

ITEM 9.    REGULATION FD DISCLOSURE.

On September 13, 2002, Roper Industries, Inc. (the “Registrant”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the “Report”). The Report was accompanied by the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, which appear below.

Certification

Pursuant to 18 U.S.C. §1350, the undersigned officer of Roper Industries, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2002	By: /s/ Brian D. Jellison Name: Brian D. Jellison Title: President and Chief Executive Officer

Certification

Pursuant to 18 U.S.C. §1350, the undersigned officer of Roper Industries, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2002	By: /s/ Martin S. Headley Name: Martin S. Headley Title: Vice President and Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER INDUSTRIES, INC. (Registrant)

BY:	/s/ Shanler D. Cronk
	Shanler D. Cronk, Vice President, General Counsel and Secretary	Date: September 13, 2002